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Investor Presentation
Investor Presentation
First Quarter 2009
First Quarter 2009
Steven R. Gardner
Steven R. Gardner
President & CEO
President & CEO

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The statements contained herein that are not historical facts are forward-looking statements based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. Actual results may differ from those projected in the forward-looking statements. These forward-looking statements involve risks and uncertainties. These include, but are not limited to, the following risks:
changes in the performance of the financial markets; changes in the demand for and market acceptance of the Company's products and services; changes in general economic conditions including interest rates, presence of competitors with greater financial resources, and the impact of competitive projects and pricing; the effect of the Company's policies; the continued availability of adequate funding sources; and various legal, regulatory and litigation risks.

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Southern California Community Bank
Data as of 12/31/08
• NASDAQ National Market  PPBI
• Assets                $740 million
• Deposits                $457 million
• Fully diluted shares   6,089,851
• Fully diluted Book Value  $9.60
• Tier-1 Capital Ratio   8.99%
• Tangible Common Equity Ratio 7.62%

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• Company History
• Balance Sheet Strength
• Strategic Plan
• Outlook

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Three Step
Strategic Plan
• Recapitalize
• Return to Profitability
• Commercial Banking Model

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Nationwide Subprime Lender
• Assets     $552 million
• Loans     $434 million
• Subprime loan portfolio  75%
• NPA’s     7.8%
• Employees/Offices     334/10
• Under capitalized

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Phase 1
2000 - 2002
• Assets       $246 million
• Loans     $135 million
• Risk reduction
• Recapitalized
• Note and warrant issued
• Regulatory concerns resolved

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Phase 2
2002 - 2004
• Assets      $543 million
• Loans      $472 million
• Secondary Offering            $  26 million
• Multi-family focus - wholesale funding
• Gain on sale income

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Phase 3
Began 2005
• Transition to Commercial Banking Model
• Recruitment of Business Bankers
• Develop, implement new products/services
• Branch Expansion

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• Strong capital levels
• Excellent loan quality
• Conservative credit culture
• Experienced credit team
• Diversified loan portfolio

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Minimum requirement for “Well-Capitalized” institutions
Pacific Premier Bank

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Peers are CA Banks $500 million to $1.5 billion.
Source: FDIC Data - Statistics on Depository Institutions

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Average
Loan Size
Seasoning
(months)
LTV
DCR
Multifamily RE
$ 1,053,000
29
65%
1.47
CRE Investor
$ 1,202,000
29
57%
1.54
CRE Owner
$ 977,000
29
52%
----
Const. & Land
$ 2,641,000
23
61%
----
C&I/SBA
$ 412,000
19
----
----

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Loans Outstanding by Category
(in millions)

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Loans Outstanding by Property Type
(in millions)

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(dollars in millions)
No.
Face
Value
Book
Value
Market
Value
Unrealized
Gain/Loss
US Government
2
$ 0.2
$ 0.2
$ 0.2
$ 0.0
Govt. Sponsored Agency
62
$ 38.3
$ 37.9
$ 38.9
$ 1.0
Investment Grade
70
$ 21.1
$ 20.5
$ 16.0
$ (4.6)
Noninvestment Grade
16
$ 3.2
$ 2.7
$ 1.4
$ (1.3)
OTTI
19
$ 2.6
$ 0.2
$ 0.2
$ 0.0
 Total
169
$ 65.3
$ 61.5
$ 56.6
$ (4.9)

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• Focus on core deposit growth by targeting small and
 middle market businesses
• Consistent sales calling by Business Bankers
• Relationship banking through high service levels
• Pursue select profitable opportunities
To develop the Bank into one of Southern
California’s top performing commercial banks.

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Los
Angeles
Orange
San Bernardino
San Diego
Riverside
Imperial
Kern
San Luis
Obispo
Santa
Barbara
Ventura
Existing Branch

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(dollars in millions)

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• Commercial banking model transition on track
• Great time to gain market share
• Outperform peers due to:
   Conservative credit culture
   High quality loan portfolio
• Management & Board aligned with shareholders

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Questions?
Questions?